Exhibit 99.1

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.[1]	Case Number: 12-20000 (MFW)
Debtors	Jointly Administered
Hon. Mary F. Walrath

OFFICE OF THE UNITED STATES TRUSTEE - REGION 3

POST-CONFIRMATION QUARTERLY SUMMARY REPORT

For the Period January 1, 2016 through March 31, 2016

Report	Appendix	Explanation Attached
Unaudited Consolidated Statement of Cash Receipts and Disbursements	B
Schedule of Disbursements by Legal Entity	C
Consolidated Overseas Shipholding Group, Inc. Balance Sheet as of March 31, 2016	D	X

Pursuant to 28 U.S.C. Section 1746(2), I hereby declare under penalty of perjury that the foregoing is true and correct to the best of my knowledge and belief.

/s/ Rick F. Oricchio	April 27, 2016
Rick F. Oricchio	Date

Senior Vice President and Chief Financial Officer

Overseas Shipholding Group, Inc.

Notes:

[1]	Refer to Appendix A for a full listing of the Debtors as of January 1, 2016.

The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee. All information contained herein is unaudited and subject to future adjustment. Overseas Shipholding Group, Inc. (the “Company”) maintains its books and records on a business unit reporting level and those units do not in all cases correspond to legal entities. Certain assumptions have been made as noted herein. In addition, the Company maintains certain liabilities on its balance sheet (such as administrative payroll, benefits, professional fees and tax related liabilities) that may relate to one or more of the Company’s subsidiaries and no conclusion as to the legal obligation is made by the presentation herein. Nothing contained herein shall constitute a waiver of any of the Debtors or the Reorganized Debtors’ rights or an admission with respect to their Chapter 11 Cases (as defined in the Equity Plan), including, but not limited to, matters involving objections to claims, equitable subordination, defenses, characterization or re-characterization of contracts, under the provisions of Title 11 of the United States Code (the “Bankruptcy Code”) and/or causes of action under the provisions of chapter 5 of the Bankruptcy Code or any other relevant applicable laws to recover assets or avoid transfers. The statements contained herein (including estimates) other than historical data and information constitute forward-looking statements. These statements involve risks, assumptions and uncertainties that could cause the actual results of the Debtors or reorganized Debtors to differ materially from those stated or implied by such forward-looking statements. The Company undertakes no obligation to update any of the forward-looking statements after the date of this report.

Post-Confirmation Quarterly Summary Report

January 1, 2016 through March 31, 2016

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.[1]	Case Number: 12-20000 (MFW)
Debtors	Jointly Administered
Hon. Mary F. Walrath

Appendix A

Debtors Listing as of January 1, 2016

Company Legal Name	Case No.
Overseas Shipholding Group, Inc.	12-20000

Post-Confirmation Quarterly Summary Report

January 1, 2016 through March 31, 2016

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.[1]	Case Number: 12-20000 (MFW)
Debtors	Jointly Administered
Hon. Mary F. Walrath

Appendix B

Unaudited Consolidated Statement of Cash Receipts and Disbursements
For the Period January 1, 2016 through March 31, 2016
(in thousands of dollars)

Beginning Cash Balance	522,408

Cash Receipts:
Vessel Related Receipts	264,374
Sale of Debtors' Assets	49
Other Receipts[1]	27,660
Total Receipts	292,083

Cash Disbursements:
Claim Distributions	5,000
Vessel Related Disbursements	113,943
General and Administrative:
Compensation & Benefits	25,279
Other General & Administrative	8,653
Taxes	46
Restructuring Costs	705
Debt Principal and Interest Payments, including Repurchase of Unsecured Senior Notes and Term Loans	169,496
Equity Repurchases	44,124
Cash Dividend	30,579
U.S. Trustee Fees	30
Other Disbursements	55
Total Disbursements	397,910

Ending Cash Balance	416,581

1  Other Receipts includes items such as distributions from joint ventures, litigation settlements, insurance claim receipts and other miscellaneous refunds and receipts.

Post-Confirmation Quarterly Summary Report

January 1, 2016 through March 31, 2016

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.[1]	Case Number: 12-20000 (MFW)
Debtors	Jointly Administered
Hon. Mary F. Walrath

Appendix C

Schedule of Disbursements by Legal Entity

For the Period from January 1, 2016 through March 31, 2016

Filing Entities	Case No.	Disbursement Under the Plan	Bankruptcy Professional	Ordinary Course Payments	Total Payments
Overseas Shipholding Group, Inc.	12-20000	$5,000,000	704,975	$84,408,331	$90,113,305

		$5,000,000	$704,975	$84,408,331	$90,113,305

Post-Confirmation Quarterly Summary Report

January 1, 2016 through March 31, 2016

UNITED STATES BANKRUPTCY COURT

DISTRICT OF DELAWARE

In Re:	Chapter 11
OVERSEAS SHIPHOLDING GROUP, INC., et al.[1]	Case Number: 12-20000 (MFW)
Debtors	Jointly Administered
Hon. Mary F. Walrath

Appendix D

Overseas Shipholding Group, Inc.

Unaudited Condensed Consolidated Balance Sheet

As of March 31, 2016

Explanatory Note: This item will be filed as a supplement to this report subsequent to its filing with the Securities and Exchange Commission.

Post-Confirmation Quarterly Summary Report

January 1, 2016 through March 31, 2016